Exhibit 99.1

Honeywell & EMS Technologies

Great Positions in Good Industries

Energy, Safety
& Security

Chemicals,
Specialty
Materials &
Fertilizers

Safety &
Security

Aviation &
Defense

Automotive &
Transportation

Buildings,
Construction &
Maintenance

Consumer &
Home

Efficiency,
Energy &
Utilities

Fire Protection

& First
Responder

Healthcare &
Medical

Industrial
Process

Control

Manufacturing

Oil & Gas,
Refining,
Petrochemicals
& Biofuels

Scanning &
Mobile
Productivity

Honeywell’s Businesses

$35-36 billion* in revenues, 50% outside of U.S.

Nearly 130,000 employees operating in 100 countries

Morristown, NJ global corporate headquarters

Aerospace

$10.8-11.2B*

Automation &
Control Solutions

$14.7-15.1B*

Specialty
Materials

$5.0-5.2B*

Transportation
Systems

$4.3-4.5B*

*‘11 revenues estimate

Installed Base: ~300,000 Aircraft Worldwide

REVENUE PROFILE
$10.8-11.2B
(2011 estimate)

DEFENSE & SPACE PLATFORM BREADTH

Phoenix, AZ
headquarters

30,000 employees
at nearly 100
locations

COMMERCIAL PLATFORM BREADTH

REGIONAL TRANSPORT

35+ platforms

Aftermarket
44%

OEM
44%

SPACE

40+ programs

HELICOPTERS

20+ programs

Services

12%

AIR TRANSPORT

60+ platforms

GENERAL AVIATION

100+ platforms

BUSINESS JETS

~125 platforms

SERVICES

NASA, DoD, DoE

HELICOPTERS

20+ platforms

AIRCRAFT

60+ platforms

MISSILE SYSTEMS

40+ systems

SURFACE VEHICLES

10+ platforms

*Excludes missile systems

Installed Base: 25,000+ Vehicles Worldwide*

Honeywell Aerospace

Expansive Product Portfolio

AGT1500

ALF502/
LF507

CFE738

F124/F125

HTF7000

Commercial Crew
Interface & Displays

Commercial Software
Products

Flight Mgmt Systems

Military Crew Interface

Navigation Database
& RNP Services

Commercial Nav Systems

D&S Navigation Systems

Inertial Sensors

Non-Inertial Sensors

Magnetics & Personal Nav
Systems

Precision Landing Systems

Rad Hard Components

Tactical Nav Grade Systems

Vibration Monitoring/
HUMS

Zing™ Remote

Maintenance Services

Flight Support Services

Cabin Mgmt System

Comm/Nav Radios

DataLink/Data Mgmt &
Recorders

Long-Range Com

Ground Proximity Radar

Traffic Surveillance

Integrated Surveillance

Integrated Avionics

T-Hawk Micro Air Vehicle

Real-time Information in a
Tactical Environment

Space Systems

Electronic Eng Controls

Flight Controls

Space Pointing & Stabilization

Air & Thermal Systems

Auxiliary Power Units

Electric Power

Differentiated By Our Breadth & Depth of Technologies

Crew

Interface

Mechanical

Sub Systems

Navigation

Systems

& Sensors

Platform Systems /

High Integrity

Controls

Propulsion

Aero

Services

Safety &

Information

Management

HTS900

LTS101

T55

TFE731

TPE331

Lighting

Wheels & Brakes

Mechanical

Components

Automation and Control Solutions (ACS)

Honeywell Building Solutions

Install and Service Building
Control Systems

Large, Complex, Integrated Projects

Energy Savings Performance
Contracting

Honeywell Scanning & Mobility

Bar Code Scanners

Miniature Bar Code Scanning
Engines

Rugged Mobile Computers

Honeywell Environmental and
Combustion Controls

Home Comfort and Energy Solutions

Building Controls

Combustion

Electrical Devices

Honeywell Security Group

Burglar Alarm Systems

Access Control / Video

Low Voltage Distribution (ADI)

Cable and Custom Electronics

Honeywell Life Safety

Fire Alarm Systems

Gas Detection

Personal Protective Equipment

Honeywell Sensing and Control

Sensors

Safety and Limit Switches

Mission Critical Applications

Honeywell Process Solutions

Control Systems for Continuous
Process Industries

Design, Install, Service

Advanced Solutions

Simulation, Optimization

Field Instrumentation

>70,000 Employees Serving 1 Million Customers

Technology & Innovation

Research, Development and
Engineering is the growth
engine for Honeywell

19,000 scientists and
engineers worldwide

97 research and
engineering facilities

Honeywell Technology
Solutions in India, China
and Europe

More than 30,000 patents or
patents pending worldwide

Developing solutions for the world’s toughest challenges

and building on Honeywell’s Great Positions in Good Industries

Honeywell

FORTUNE
WORLD'S MOST
ADMIRED
COMPANIES® 2010

Company Recognition

Fortune 500 Company - #74
Fortune Magazine

World’s Most Admired Companies
Fortune Magazine

Best Places to Launch a Career
BusinessWeek Magazine

World’s Most Ethical Companies
Ethisphere Institute

Blue Ribbon Company
Fortune Magazine

Biofuels Company of the Year
Biofuels Magazine

Alexander Hamilton Award, Overall Excellence
Treasury and Risk Magazine

Alexander Hamilton Award, Category Level
 Treasury and Risk Magazine

Most Influential People in Finance
Treasury and Risk Magazine

Top 50 Employers
Woman Engineer Magazine

Above and Beyond Award
Employer Support of the Guard and Reserve

Most Admired Companies for
Minority Professionals
US Black Engineer, Hispanic Engineer and Women of
Color Magazines

Best Companies for LGBT Equality
Human Rights Campaign

Honeywell Initiatives and Behaviors

Honeywell
Operating System

Functional
Transformation

Velocity Product
Development™

12 Behaviors

Productivity

Growth

Cash

People

5 Initiatives

Growth and Customer Focus

Leadership Impact

Gets Results

Makes People Better

Champions Change

Fosters Teamwork and Diversity

Global Mindset

Intelligent Risk Taking

Self-Aware/Learner

Effective Communicator

Integrative Thinker

Technical or Functional Excellence

Enablers

Honeywell Hometown Solutions

Housing &
Shelter

Family Safety &
Security

Science & Math

Humanitarian
Relief

Habitat &
Conservation

Completed 300+
rehabilitation projects
in North America

9,300 employees

70,000 volunteer
hours

Safety & abduction
prevention programs
in North America
and China

84,000+ schools

20 million children

FMA Live!
265,000 students in
760 middle schools,
216 cities

Space Academy
1,500+ teachers from
44 countries & 50 U.S.
states

Leadership Challenge
Academy
398 students from 26
countries & 28 U.S.
states

$7.3 million in aid
since 2004

750 homes, two
schools, nine medical
clinics, and 200 wells
repaired or rebuilt

645 employee
recipients

Responded to U.S.
hurricanes Katrina &
Rita and earthquakes
in Sichuan Province,
China & Haiti

Educational
partnerships &
programs
with Audubon, Living
Classrooms,
Museum of Science
& Technology

115,000 wetland
plants, shrubs and
trees

3 artificial reefs in
Chesapeake Bay

Honeywell

NOVAR

FIRST TECHNOLOGY SAFETY SYSTEMS

HandHeld PRODUCTS

Metrologic
We really work for you

MAXON
A Honeywell Company

CALLIDUS TECHNOLOGIES

Akuacom

TRIDIUM

E-Mon

NSP

SPERIAN
Protection you can trust

IAC

Strategic Acquisitions As Growth Driver

Acquisition

Building

Controls

Gas

Detection

AIDC

Industrial

Combustion

Energy/

Smart Grid

zellweger analytics

Personal

Protection

Norcross Safety Products

Proven acquisition track record

Strong contributor to growth

New Segments & Products

Great Talent Infusion

60+ Acquisitions, $6B Revenue     Great Track Record

Aerospace

Dimensions
International

Why EMS and Honeywell?

Satcom technology

Engineering expertise

Advanced C4ISR
products

Asset and personnel
tracking

Position in Ports and
Warehouse segments

Vehicle-mount and
specialty computers

Customers
worldwide

Avionics & cabin
systems

Satellite and missile
systems

Honeywell

Connectivity Solutions

Benefiting Customers

Worldwide

EMS

Bar code scanners &
scan engines

Strong channels in
APAC and LA

Expanded range of
rugged handhelds

Productivity & Resource

Management Solutions

for Customers Worldwide

Complementary Technology & Positions

Drive Customer Focus and Growth in the combined business

Engage and Involve Employees to create a great business together

Full-time Integration Team – partnering with HON and EMS
members

Ongoing Communications with employees, customers, suppliers

Execute to Schedule the integration plan and Integrate Effectively all services, systems and projects

Senior Leadership sponsorship and regular reviews

Achieve Financial Goals

Conform to Policies -- Code of Conduct, Compliance, HS&E, etc.

Adopt EMS Best Practices to build shared processes and
capabilities

Joint Integration Team Working Together,

Disciplined and Customer Focused

Integration Approach

Q&A Session

Appendix

Aerospace Global Footprint

Waterford, Ireland
Basingstoke, UK

Bournemouth, UK

Boxgrove, UK

Broadstairs, UK

Feltham, UK

Hemel Hempstead, UK

Luton, UK

Redditch, UK

Yeovil, UK

South Bend, IN

Coon Rapids, MN

Minneapolis, MN

Golden Valley, MN

Plymouth, MN

Melbourne, Australia

Shanghai

-Li Bing Rd
-Jing Lian Rd

Suzhou, China

Nanjing, China

Brno, Czech Republic

Olomouc, Czech Republic

Prague, Czech Republic

Maintal, Germany

Raunheim, Germany

Gennevielliers/Witry/Malmort, France

Toulouse, France

Vendome, France

Xiamen, China

Penang &
Selangor
Malaysia

Singapore

Gul Circle

Chai Chee

Changi Bus Park

Joo Koon Circle

Loyang Crescent

Subic Bay, Philippines

Bintan

Bangalore, India

Sao Jose
dos Campos, Brazil

Everett, WA

Renton, WA

Redmond, WA

Poway, CA
Torrance, CA

Mexicali, Mexico

Chihuahua, Mexico

Monterrey, Mexico

Glendale, AZ (59th Ave)

Phoenix, AZ (34th St)

Phoenix, AZ (Deer Valley)

Phoenix, AZ (12th Ave)

Phoenix, AZ (27th St)

Phoenix, AZ (Sky Harbor)

Tempe, AZ (Warner Rd)

Kingman, AZ

Tucson, AZ

Albuquerque, NM

Irving, TX

Houston, TX

Tulsa, OK

Memphis, TN

Anniston, AL

Clearwater, FL

Sarasota, FL

Savannah, GA

Greer, SC

Rocky Mount, NC

Prince Edward Island

Toronto, Ontario

Allentown, PA

Strongsville, OH

Urbana, OH

Wichita, KS

Olathe, KS

Kansas City, MO

Aguadilla, Puerto Rico

Mayaguez, Puerto Rico

Columbia, MD

Morristown, NJ

Rolle, Switzerland

Almost 30,000 Employees At ~ 100 Sites

Honeywell International Inc. (“Honeywell”) (www.honeywell.com) is a Fortune 100 diversified technology and manufacturing leader, serving customers worldwide with aerospace products and services; control technologies for buildings, homes, and industry; automotive products;
turbochargers; and specialty materials. Based in Morris Township, N.J., Honeywell’s shares are traded on the New York, London, and Chicago
Stock Exchanges. For more news and information on Honeywell, please visit www.honeywellnow.com.

Additional Information

The planned tender offer referred to in this document has not yet been commenced. This document is neither an offer to purchase nor a solicitation of an offer to sell shares of EMS Technologies, Inc. (“EMS”). At the time the tender offer is commenced, Honeywell and its wholly-
owned subsidiary, Egret Acquisition Corp. (“Egret”), intend to file a Tender Offer Statement on Schedule TO containing an offer to purchase, forms of letters of transmittal, and other documents relating to the tender offer and EMS intends to file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Honeywell, Egret, and EMS intend to mail these documents to the stockholders of EMS.
These documents will contain important information about the tender offer and stockholders of EMS are urged to read them carefully when they become available. Stockholders of EMS will be able to obtain a free copy of these documents (when they become available) and other documents filed by EMS, Honeywell, or Egret with the Securities and Exchange Commission (the “Commission”) at the website maintained by the Commission at www.sec.gov. In addition, stockholders will be able to obtain a free copy of these documents (when they become available)
from the information agent named in the offer to purchase or from Honeywell.

Forward-Looking Statements

This document contains certain statements that may be deemed “forward-looking statements” within the meaning of Section 21E of the Securities
Exchange Act of 1934. All statements, other than statements of historical fact, that address activities, events or developments that we or our management intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are based upon certain assumptions and assessments made by our management in light of their experience and their perception of historical trends, current economic and industry conditions, expected future developments and other factors they believe to be appropriate. The forward-
looking statements included in this document are also subject to a number of material risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting our operations, markets, products, services and prices. Such forward-
looking statements are not guarantees of future performance, and actual results, developments and business decisions may differ from those envisaged by such forward-looking statements. Other risks and uncertainties relating to the acquisition of EMS include the satisfaction of closing conditions for the acquisition, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act and the tender of the requisite number of the outstanding shares of EMS common stock, the possibility that the acquisition will not be completed, or if it is completed that it will not close within the anticipated time period, or that any anticipated benefits of the acquisition to Honeywell will not be realized.